                                   VAN KAMPEN
                           WORLDWIDE HIGH INCOME FUND

                      DISTRIBUTED BY VAN KAMPEN FUNDS INC.

                               SEMI-ANNUAL REPORT
                               DECEMBER 31, 1998

                     VAN KAMPEN WORLDWIDE HIGH INCOME FUND
                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Letter to Shareholders................................................     1
Investment Overview...................................................     3
Portfolio of Investments..............................................     6
Statement of Assets and Liabilities...................................    10
Statement of Operations...............................................    11
Statement of Changes in Net Assets....................................    12
Financial Highlights .................................................    13
Notes to Financial Statements.........................................    14

MSWW SAR 2/99

                             LETTER TO SHAREHOLDERS

--------------------------------------------------------------------------------

January 20, 1999

Dear Shareholder,

The past decade has been a remarkable time for investors. Together, we've witnessed one of the greatest bull markets in investment history, unprecedented growth in mutual fund investing, and a surge in personal retirement planning. The coming millennium promises to hold even more opportunities.

To lead us into this new era of investing, Richard F. Powers III has joined Van Kampen as Chairman and Chief Executive Officer. He comes to us from our parent company, Morgan Stanley Dean Witter & Co., where he served as Executive Vice President and Director of Marketing. He brings 27 years of experience in the financial services industry, including an extensive background in product management, strategic planning and brand development.

Although former Chairman Don G. Powell retired on January 1, he will remain active in the industry and the community. Mr. Powell plans to continue his service as a member of the board of directors of the Investment Company Institute, the leading mutual fund industry association, and he will remain a trustee of your fund.

ECONOMIC OVERVIEW

Despite a stormy year in the global economy, the United States ended 1998 with only a moderate slowdown in growth. The nation's gross domestic product, a measure of economic health, grew 3.9 percent during the year, matching 1997's growth and indicating that our nation's economy remains strong. A continuation of low inflation--only a 1.6 percent increase in the consumer price index over the last 12 months--also helped sustain the domestic economy and kept inflation-adjusted interest rates attractive.

Although the year ended on a positive note, the economic environment was quite unsettled in the third quarter, with the Asian financial crisis contributing to slowing corporate profits in the United States. Given the uncertainty surrounding emerging market nations and the near-collapse of a major U.S. hedge fund, the stock and bond markets experienced significant volatility during this period. With instability as a backdrop, American and foreign investors alike pursued a flight to quality--seeking the relative safety of large-company stocks and government bonds.

In the last few months of the year the global financial situation improved in conjunction with the Federal Reserve's interest rate decreases. In response to declining corporate profits and mounting international concerns, the Fed lowered interest rates three times, with 0.25 percent cuts in September, October, and November. These rate cuts, coupled with a wave of corporate mergers and cost-cutting measures, lent the support needed to keep the economy growing. Dozens of foreign central banks also reduced interest rates in an effort to stimulate their economies. These actions gave a boost to investor confidence and encouraged a return to a more diversified range of investments in the last few months of the year.

MARKET REVIEW

The performance of international stocks varied widely based on regional conditions, with most markets experiencing significant volatility as a result of the economic turmoil in many emerging market nations. Stock indexes in most European countries turned in solid gains for the year, with Belgium, Greece, and Finland each posting gains of more than 50 percent. In anticipation of the economic benefits of European Monetary Union and the introduction of the euro, the European Dow Jones Stoxx Index climbed 18.4 percent in 1998. However, many Latin American, Asian, and eastern European stock indexes registered significant losses.

As a result of interest rate cuts by a number of foreign central banks, international government bonds generally performed well. In addition to benefiting from lower interest rates, demand for these bonds increased during the global flight to quality, as investors pulled assets from riskier investments and diverted them to government bonds.

OUTLOOK

Our outlook for the domestic economy is positive, and we anticipate continued low inflation and healthy economic growth. However, the aftereffects of the global economic slowdown may continue to put pressure on corporate earnings in the first half of the year. Internationally, we anticipate that low interest rates and declining inflation will lead to improvements in troubled areas such as Asia and Latin America. With the successful launch of the euro, the new European transnational currency, we believe that many foreign markets will become increasingly attractive in 1999.

In the long term, we are optimistic that the stock market will continue its record growth, although we could experience additional volatility in the months ahead if concerns about high stock valuations and increasing earnings pressure become more pronounced. Combined with growing questions about corporate and government reactions to the Year 2000 computer problem, we could see an increasingly cautious market by mid-year.

                                                              ------------------
                                                                    1

                             LETTER TO SHAREHOLDERS

--------------------------------------------------------------------------------

Additional details about your fund, including an investment overview section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to share with you the progress of your investment.

Sincerely,

     [SIGNATURE]                                       [SIGNATURE]
Richard F. Powers III                                  Dennis J. McDonnell
Chairman                                               President
Van Kampen Investment Advisory Corp.                   Van Kampen Investment Advisory Corp.

--------------

                                   VAN KAMPEN
                           WORLDWIDE HIGH INCOME FUND

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW
                                  (UNAUDITED)

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1998)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Argentina                   13.8%
Brazil                       8.9%
Bulgaria                     2.9%
Colombia                     3.0%
Ecuador                      1.2%
Korea                        4.4%
Mexico                      12.5%
Russia                       1.4%
United Kingdom               1.6%
United States               34.8%
Short-Term Investment        1.2%
Other                       14.3%

                                                 TOTAL RETURNS**
                          -------------------------------------------------------------
                                                                       AVERAGE ANNUAL
                             SIX MONTHS             ONE YEAR           SINCE INCEPTION
                          -----------------     -----------------     -----------------
                           WITH      WITHOUT     WITH      WITHOUT     WITH      WITHOUT
                          SALES      SALES      SALES      SALES      SALES      SALES
                          CHARGE*    CHARGE     CHARGE*    CHARGE     CHARGE*    CHARGE
---------------------------------------------------------------------------------------
Class A Shares            -21.11%    -17.18%    -21.10%    -17.15%     7.37%      8.49%
---------------------------------------------------------------------------------------
Class B+ Shares           -20.55%    -17.42%    -20.69%    -17.68%     7.01%      7.53%
---------------------------------------------------------------------------------------
Class C Shares            -18.12%    -17.34%    -18.36%    -17.61%     7.69%      7.69%
---------------------------------------------------------------------------------------
Worldwide High Income
Blended Index               N/A      -5.34%       N/A      -3.19%       N/A      11.12%
---------------------------------------------------------------------------------------

 * The returns above are calculated using the applicable sales charge for Class A shares and the applicable deferred sales charge for Class B and Class C shares.
** Total returns for the Fund reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would be lower.
+ Class B shares have been offered since August 1, 1995.
THE WORLDWIDE HIGH INCOME BLENDED INDEX IS AN UNMANAGED INDEX COMPOSED OF 50 PERCENT CS FIRST BOSTON HIGH YIELD INDEX, 25 PERCENT J.P. MORGAN LATIN EUROBOND INDEX, AND 25 PERCENT J.P. MORGAN EMERGING MARKETS BOND INDEX PLUS.
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE HOLDINGS
                                                      PERCENT OF
SECURITY                                  COUNTRY     NET ASSETS
---------------------------------------  ---------  --------------
Federative Republic of Brazil 9.375%,
 4/7/08                                   Brazil            6.3%
Republic of Argentina, Series L,
 6.1875%, 3/31/05                        Argentina          5.3%
United Mexican States 11.375, 9/15/16     Mexico            5.0%
United Mexican States 9.875, 1/15/07      Mexico            3.8%
Republic of Argentina, Series L,
 11.375%, 1/30/17                        Argentina          3.6%

TOP FIVE SECTORS
                                                 VALUE    PERCENT OF NET
SECTOR                                           (000)        ASSETS
---------------------------------------------  ---------  ---------------
Foreign Government & Agency Obligations        $  83,808         36.7%
Telecommunications                                38,674         16.9%
Multi-Industry                                    21,374          9.3%
Finance                                           16,511          7.2%
Services                                          15,708          6.9%

YIELD INFORMATION AS OF DECEMBER 31,
                1998
------------------------------------
                           30-DAY
                          CURRENT
                           YIELD+
------------------------------------
Class A                      10.98  %
------------------------------------
Class B                      10.77  %
------------------------------------
Class C                      10.76  %
------------------------------------

+ The current 30-day yield reflects the net investment income generated by the Fund over the specified 30-day period expressed as an annual percentage. Expenses accrued for the 30-day period include any fees charged to all shareholders. Yields will fluctuate as market conditions change and are not necessarily indicative of future performance.
THE PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE FUND'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

The Van Kampen Worldwide High Income Fund seeks to offer investors high current income consistent with relative stability of principal and potential for capital appreciation. To achieve this objective, the Fund will invest primarily in high-yielding, high-risk, fixed-income securities of issuers located throughout the world.

PERFORMANCE

For the six months ended December 31, 1998, the Van Kampen Worldwide High Income Fund generated a total return of -17.18 percent for the Class A shares at net asset value, as compared to a total return of -5.34 percent for the Worldwide High Income Blended Index. This benchmark is composed of 50 percent CS First Boston High Yield Index (CSFB), 25 percent J.P. Morgan Latin Eurobond Index (JPM
LEI), and 25 percent J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+).

MARKET OVERVIEW

During July, the Russian government successfully completed negotiations on an assistance package from the International Money Fund (IMF), but this assistance proved to be too little, too late. In August, investor sensitivity to deteriorating credit fundamentals within the global economy reached

                                                              ------------------
                                                                    3

                                   VAN KAMPEN
                           WORLDWIDE HIGH INCOME FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW   (CONT.)
                                  (UNAUDITED)

a breakpoint and precipitated the largest and broadest sell-off in emerging market debt history. The sell-off transitioned from a focus on fundamentals to a technically driven liquidation when Russia devalued its currency and defaulted on its domestic debt (ruble-denominated T-bills) on August 17. The Russian restructuring forced many market participants to sell non-Russian assets to meet margin calls, thereby contaminating the debt of all emerging countries. Spreads, which indicate interest rate sensitivity, on the broad emerging market debt benchmark widened by 861 basis points during that month.

The market effectively bounced back from events in Russia during September, as every country within the JPM EMBI+ index posted positive results except Russia, which was down an additional 23.81 percent. Emerging market debt continued to rebound during the last quarter of the year, with the JPM EMBI+ index, advancing by 9.92 percent. The market was buoyed by interest rate cuts in the United States, the completion of an IMF assistance program for Brazil, and the hope that emerging markets had already passed through the point of maximum pessimism.

The high-yield market responded to the crisis in emerging markets and the flight to quality as Treasury spreads widened to levels not seen since the market debacle of 1989-90. As typically occurs in market downturns, lower-quality credits and smaller, less-liquid names took the brunt of the downturn. Cyclical and commodity-oriented issues suffered more than the rest of the market. Oil and many other commodity prices dropped to levels that have not been seen for many years, which put substantial pressure on the earnings of commodity-related companies and many emerging market countries.

STRATEGY

We maintained our strategy of favoring large-capitalization companies. We believe these companies have greater financial flexibility and access to capital than smaller companies do and therefore are better able to weather difficult financial conditions. We also maintained our emphasis on the telecommunications sector. This sector continues to exhibit strong growth and positive merger-and-acquisition activity and generally maintains its business within single countries, which are not affected by the problems in emerging markets. To a limited extent, we invested in situations that we felt became undervalued. In general, our strategy of focusing on larger, higher-quality credits worked positively for our investors. We had few credit problems during the period, and higher-quality companies did a better job of keeping pace with the Treasury market rally than smaller, less-liquid companies.

OUTLOOK

The short-term outlook for the U.S. high-yield market is somewhat mixed. On the one hand, spreads are at very wide levels and interest rates are low. Many analysts expect interest rates to remain low due to declining inflation and continuing economic growth within the United States. On the other hand, shocks continue in the emerging markets and there is concern that eventually this will affect corporate earnings. There are also many analysts who believe the flight to quality will remain in effect. Another risk is the fear that the stock market is overvalued and that a major decline would put pressure on high-yield bond prices. While the concerns are legitimate, we believe the spreads adequately compensate us for the risks.

The negatives facing emerging-market countries in 1999 are daunting. These countries will have to confront slowing global gross domestic product growth and continued weak commodity prices, while at the same time face global excess capacity and deflationary forces. Additionally, 1999 will likely require precise navigation through myriad potential land mines, ranging from equity market corrections, to Japanese bank defaults, to Brazilian economic instability. We prefer, however, to focus on what might cause emerging market debt to rally or fall further from current levels. For starters, we have seen increased monetary liquidity during the final quarter of 1998. G-7 central banks have cut interest rates aggressively, and we may see emerging markets rise as this liquidity works its way into the markets. With interest rates below 5 percent in all major developed countries, yields in the low teens may prove too tempting to ignore. In addition, the IMF has been substantially re-funded and may be more willing and better positioned to prevent a future liquidity-driven crisis. Finally, it is true that in many cases crisis breeds reform and that, in effect, the markets have forced an acceleration of structural adjustment agendas in most emerging countries.

We believe reform may lead to improvement in the longer-term credit prospects for certain sovereign issuers. Unfortunately, we do not believe that the momentum provided by the easing of monetary conditions will be powerful enough to reverse the negative fundamental forces for the most vulnerable emerging market credits, which could affect default levels during 1999. As shown in the chart below, the market did differentiate between stronger and weaker credits in 1998, and we expect this differentiation to continue. Despite what is generally perceived to have been a catastrophic year for emerging market debt, only four countries posted significantly negative returns.

RETURN PERCENTAGE

COUNTRY                 1998 PERFORMANCE
----------------------  ----------------
Argentina                       3.57%
Brazil                        -15.39%
Bulgaria                       -0.01%
Ecuador                       -25.46%
Mexico                          0.03%
Morocco                        -1.36%
Nigeria                         2.33%

COUNTRY                 1998 PERFORMANCE
----------------------  ----------------
Panama                          3.84%
Peru                            2.40%
Philippines                    11.28%
Poland                         11.79%
Russia                        -82.57%
Venezuela                     -18.43%

--------------
           4

                                   VAN KAMPEN
                           WORLDWIDE HIGH INCOME FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW   (CONT.)
                                  (UNAUDITED)

During the first few months of 1999, the market will likely experience liquidity-driven, broad-based rallies. However, the trend toward credit polarization should take precedence, and it is for this reason we remain cautious on countries such as Brazil, Ecuador, and Venezuela. While each suffers from its own unique set of problems, fiscal imbalances remain high and currencies in each of these countries remain vulnerable. At the same time, we feel that countries with sound fundamentals and fewer imbalances, such as Mexico, the Philippines, and Bulgaria, will benefit most from the return of funds into emerging markets. We also see value in countries such as Colombia, Turkey, and Korea, where credible reforms initiated in 1998 look set to continue in 1999, which could make the large imbalances in these countries more manageable.

Robert Angevine   Tom Bennet        Steve Esser
PORTFOLIO         PORTFOLIO         PORTFOLIO
MANAGER           MANAGER           MANAGER

                                                              ------------------

                                   VAN KAMPEN
                           WORLDWIDE HIGH INCOME FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1998
                                  (UNAUDITED)

        FACE
      AMOUNT                                                         VALUE
       (000)                                                         (000)
--------------------------------------------------------------------------

  CORPORATE BONDS & NOTES (52.3%)
    ARGENTINA (3.4%)
$      2,920   Bonos del Tesoro 8.75%, 5/9/02...................  $  2,636
 ARP(b)7,220   CIA International Telecommunication 10.375%,
                 8/1/04.........................................     5,095
                                                                  --------
                                                                     7,731
                                                                  --------
    AUSTRALIA (0.6%)
         895   Glencore Nickel Property Ltd. 9.00%, 12/1/14.....       716
         745   Murrin Murrin Holdings 9.375%, 8/31/07...........       663
                                                                  --------
                                                                     1,379
                                                                  --------
    BERMUDA (0.2%)
         550   Flag Ltd. 8.25%, 1/30/08.........................       542
                                                                  --------
    BRAZIL (1.6%)
    (c)4,500   BNDES 14.72%, 6/16/08............................     3,645
                                                                  --------
    CANADA (1.6%)
         225   Algoma Steel, Inc. 12.375%, 7/15/05..............       164
    (b,c)575   Husky Oil Ltd. 8.90%, 8/15/28....................       571
         400   Rogers Cablesystems Ltd. 10.125%, 9/1/12.........       442
         865   Rogers Cablesystems Ltd., Series B, 10.00%,
                 3/15/05........................................       969
       1,080   Rogers Cantel, Inc. 8.30%, 10/1/07...............     1,085
         250   Rogers Communications, Inc. 9.125%, 1/15/06......       260
         100   Rogers Communications, Inc. 8.875%, 7/15/07......       104
                                                                  --------
                                                                     3,595
                                                                  --------
    GERMANY (0.7%)
    (d)1,611   RSL Communications plc 0.00%, 6/15/08............     1,042
         486   Sirona Dental Systems 9.125%, 7/15/08............       567
                                                                  --------
                                                                     1,609
                                                                  --------
    HONG KONG (0.8%)
    (b)2,085   Hutchinson Whampoa, Series B, 7.45%, 8/1/17......     1,823
                                                                  --------
    JAPAN (0.2%)
    (c,d)425   SB Treasury Co. LLC 9.40%, 12/29/49..............       403
                                                                  --------
    KOREA (4.4%)
    (b)3,200   Export-Import Bank of Korea, 6.50%, 10/6/99......     3,115
       5,900   Korea Electric Power 6.375%, 12/1/03.............     5,104
      (b)785   Samsung Electronics Co. 7.45%, 10/1/02...........       694
    (b)1,215   Samsung Electronics Co. 9.75%, 5/1/03............     1,152
                                                                  --------
                                                                    10,065
                                                                  --------
    MEXICO (2.6%)
    (c)2,650   Petroleos Mexicanos 9.57%, 7/15/05...............     2,465
       4,200   TV Azteca S.A. 10.125%, 2/15/04..................     3,570
                                                                  --------
                                                                     6,035
                                                                  --------
    NETHERLANDS (0.5%)
         975   Hermes Europe Railtel BV 11.50%, 8/15/07.........     1,028
                                                                  --------
    POLAND (0.5%)
    (d)1,500   PTC International Finance PY 0.00%, 7/1/07.......     1,043
                                                                  --------
    TURKEY (1.1%)
    (b)2,040   Cellco Finance 15.00%, 8/1/05....................     1,765
ZAR(b) 1,000   Pera Financial Services 9.375%, 10/15/02.........       780
                                                                  --------
                                                                     2,545
                                                                  --------

        FACE
      AMOUNT                                                         VALUE
       (000)                                                         (000)
--------------------------------------------------------------------------

    UNITED KINGDOM (1.6%)
$        639   Colt Telecom Group plc 7.625%, 7/31/08...........  $    737
      (d)940   Dolphin Telecommunications plc 0.00%, 6/1/08.....       359
   DEM 1,023   Esprit Telecommunications Group plc 11.00%,
                 6/15/08........................................     1,209
         620   HMV Media Group plc 10.875%, 5/15/08.............       959
         300   RSL Communications plc 12.00%, 11/1/08...........       315
                                                                  --------
                                                                     3,579
                                                                  --------
    UNITED STATES (32.5%)
         150   Adelphia Communications, Series B, 9.875%,
                 3/1/07.........................................       166
         600   Adelphia Communications, Series B, 8.375%,
                 2/1/08.........................................       624
       1,125   AES Corp. 8.50%, 11/1/07.........................     1,142
      (b)725   American Cellular Corp. 10.50%, 5/15/08..........       710
      (b)500   American Communication Lines LLC 10.25%,
                 6/30/08........................................       508
         930   American Standard Cos., Inc. 7.375%, 2/1/08......       934
         405   Axia Inc. 10.75%, 7/15/08........................       411
      (b)948   CA FM Lease Trust 8.50%, 7/15/17.................     1,052
         400   CB Richard Ellis Service 8.875%, 6/1/06..........       388
      (b)485   Centennial Cellular Holdings 10.75%, 12/15/08....       487
      (b)600   CEX Holdings, Inc. 9.625%, 6/1/08................       543
      (b)350   Chancellor Media Corp. 9.00%, 10/1/08............       369
       1,365   Chancellor Media Corp., Series B,8.125%,
                 12/15/07.......................................     1,361
          85   Columbia/HCA Healthcare, 8.125%, 8/4/03..........        87
         425   Columbia/HCA Healthcare, 6.91%, 6/15/05..........       416
         975   Columbia/HCA Healthcare, 7.00%, 7/1/07...........       944
       2,500   Columbia/HCA Healthcare, 7.69%, 6/15/25..........     2,305
         165   Comcast Cellular Holdings 9.50%, 5/1/07..........       176
       2,665   CSC Holdings, Inc. 9.875%, 5/15/06...............     2,931
         150   CSC Holdings, Inc. 7.875%, 12/15/07..............       159
         440   CSC Holdings, Inc. 7.25%, 7/15/08................       448
    (d)1,025   Dial Call Communications, Series B, 10.25%,
                 12/15/05.......................................     1,022
         555   Dobson Communications Corp. 11.75%, 4/15/07......       566
         927   DR Securitized Lease Trust, Series 1994-K1, Class
                 A1, 7.60%, 8/15/07.............................       924
         784   DR Securitized Lease Trust, Series 1993-K1, Class
                 A1, 6.66%, 8/15/10.............................       744
         250   DR Securitized Lease Trust, Series 1994-K1, Class
                 A2, 8.375%, 8/15/15............................       246
         150   DR Structured Finance, Series 1994-K2, CMO,
                 9.35%, 8/15/19.................................       156
      (b)300   EES Coke Battery Co., Inc. 9.382%, 4/15/07.......       294
      (b)500   Entex Information Services 12.50%, 8/1/06........       350
         900   Fresenius Medical Capital Trust II 7.875%,
                 2/1/08.........................................       896
       1,300   Global Crossing Holdings, Ltd. 9.625%, 5/15/08...     1,365
         610   Globalstar LP/Capital 11.375%, 2/15/04...........       458
       1,610   Grand Casinos, Inc. 10.125%, 12/1/03.............     1,755
         460   Harrahs Operating Co., Inc. 7.875%, 12/5/05......       461
       1,260   Hilton Hotels 7.95%, 4/15/07.....................     1,305
       2,025   HMH Properties, Inc., Series A, 7.875%, 8/1/05...     1,992
         950   Host Marriott Travel Plaza, Series B, 9.50%,
                 5/15/05........................................       990

--------------
           6
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                           WORLDWIDE HIGH INCOME FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1998
                                  (UNAUDITED)

        FACE
      AMOUNT                                                         VALUE
       (000)                                                         (000)
--------------------------------------------------------------------------

    UNITED STATES (CONT.)

$   (d)2,765   Intermedia Communications, Series B, 0.00%,
                 7/15/07........................................  $  1,908
         815   Iridium LLC/Capital Corp., Series A, 13.00%,
                 7/15/05........................................       746
       1,970   ISP Holdings, Inc., Series B, 9.00%, 10/15/03....     2,078
       1,750   IXC Communications, Inc. 9.00%, 4/15/08..........     1,741
         300   Jet Equipment Trust, Series C-1, 11.79%,
                 6/15/13........................................       394
      (b)300   Jet Equipment Trust, Series 1995-D, 11.44%,
                 11/1/14........................................       391
       1,150   Kmart Funding Corp., Series F, 8.80%, 7/1/10.....     1,209
       1,690   Lenfest Communications, Inc. 8.375%, 11/1/05.....     1,825
         670   Lenfest Communications, Inc. 7.625%, 2/15/08.....       703
      (b)700   Level 3 Communications, Inc. 9.125%, 5/1/08......       691
          90   Level 3 Communications, Inc. 9.125%, 5/1/08......        89
         500   Mosaic, Class A, 10.10%, 7/9/99..................       503
         500   Musicland Group, Inc. 9.00%, 6/15/03.............       480
         950   Musicland Group, Inc. 9.875%, 3/15/08............       926
      (d)565   Nextel Communications 0.00%, 8/15/04.............       548
    (d)3,560   Nextel Communications 0.00%, 9/15/07.............     2,278
    (d)1,760   NEXTLINK Communications, Inc. 0.00%, 4/15/08.....     1,012
         256   Niagara Mohawk Power, Series G, 7.75%, 10/1/08...       280
      (d)942   Niagara Mohawk Power, Series H, 0.00%, 7/1/10....       725
      (d)990   Norcal Waste Systems 13.50%, 11/15/05............     1,069
    (b)1,100   Nortek, Inc. 8.875%, 8/1/08......................     1,119
  (b,d)1,800   NTL, Inc. 0.00%, 4/1/08..........................     1,685
      (b)216   Oil Purchase Co. 7.10%, 4/30/02..................       203
       1,020   Outdoor Systems, Inc., 8.875%, 6/15/07...........     1,086
      (b)500   Park Place Entertainment 7.875%, 12/15/05........       501
         700   Primus Telecommunications Group, Series B,
                 9.875%, 5/15/08................................       669
      (b)165   PSINet, Inc. 10.00%, 2/15/05.....................       162
    (d)2,305   Qwest Communications International 0.00%,
                 10/15/07.......................................     1,798
      (d)440   Qwest Communications International, 0.00%,
                 2/1/08.........................................       332
         208   Qwest Communications International, Series B,
                 10.875%, 4/1/07................................       239
      (b)725   Ras Laffan Liquid National Gas 8.294%, 3/15/14...       606
    (d)3,465   RCN Corp. 0.00%, 10/15/07........................     1,958
    (b)3,200   Reliance Industries Ltd. 10.50%, 8/6/46..........     2,447
          35   RSL Communications Ltd. 12.25%, 11/15/06.........        37
    (b)1,540   RSL Communications Ltd. 9.125%, 3/1/08...........     1,401
         800   SD Warren Co., Series B, 12.00%, 12/15/04........       872
         805   Smithfield Foods, Inc. 7.625%, 2/15/08...........       809
       1,740   Snyder Oil Corp. 8.75%, 6/15/07..................     1,688
         982   Southland Corp. 5.00%, 12/15/03..................       864
         960   Station Casinos, Inc. 10.125%, 3/15/06...........     1,013
         985   Station Casinos, Inc. 9.75%, 4/15/07.............     1,027
       1,980   Tenet Healthcare Corp. 8.625%, 1/15/07...........     2,079
      (b)500   Tenet Healthcare Corp. 8.125%, 12/1/08...........       513
       1,300   Vencor, Inc. 9.875%, 5/1/05......................     1,125
      (d)750   Wam!Net, Inc., Series B, 0.00%, 3/1/05...........       413
         595   Western Financial Bank 8.875%, 8/1/07............       428
                                                                  --------
                                                                    74,355
                                                                  --------
  TOTAL CORPORATES BONDS & NOTES (COST $123,670)................   119,377
                                                                  --------
        FACE
      AMOUNT                                                         VALUE
       (000)                                                         (000)
--------------------------------------------------------------------------
  ASSET BACKED SECURITIES (0.7%)
    UNITED STATES (0.7%)
$        629   Aircraft Lease Portfolio Securitization Ltd.,
                 Series 1996-1, Class D, 12.75%, 6/15/06........  $    628
         863   Commercial Financial Services, Inc., Series
                 1997-5, Class A1, 7.72%, 6/15/05...............       561
         415   Long Beach Acceptance Auto Grantor Trust 1997-1,
                 Class B, 14.22%, 10/26/03......................       413
                                                                  --------
  TOTAL ASSET BACKED SECURITIES (COST $1,914)...................     1,602
                                                                  --------
  COLLATERALIZED MORTGAGE OBLIGATIONS (1.0%)
    UNITED STATES (1.0%)
    (b)1,001   DLJ Mortgage Acceptance Corp., Series 1996-CF2,
                 Class S, IO, 1.64%, 11/12/21...................        66
      36,610   DLJ Mortgage Acceptance Corp., Series 1997-CF2,
                 Class S, IO, 0.36%, 10/15/30...................       824
      (b)535   First Home Mortgage Acceptance Corp., Series
                 1996-B, Class C, 7.93%, 11/1/18................       406
         922   OHA Grantor Trust, 11.00%, 9/15/03...............       895
                                                                  --------
  TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $2,285).......     2,191
                                                                  --------
  EUROBONDS (5.3%)
    ARGENTINA (5.3%)
   (c)14,044   Republic of Argentina, Series L, 6.1875%, 3/31/05
                 (COST $11,590).................................    12,007
                                                                  --------
  FOREIGN GOVERNMENT & AGENCY OBLIGATIONS (36.7%)
    ARGENTINA (5.1%)
       3,300   Republic of Argentina 11.00%, 10/9/06............     3,267
       8,260   Republic of Argentina, Series L, 11.375%,
                 1/30/17........................................     8,281
                                                                  --------
                                                                    11,548
                                                                  --------
    BRAZIL (7.3%)
    (c)2,080   Federated Republic of Brazil Debt Conversion
                 Bond, Series Z-L, 6.19%, 4/15/12...............     1,068
      20,940   Federative Republic of Brazil, 9.375%, 4/7/08....    14,449
    (c)1,651   Federative Republic of Brazil, Series EI-L,
                 6.125%, 4/15/06................................     1,071
                                                                  --------
                                                                    16,588
                                                                  --------
    BULGARIA (2.9%)
   (d)11,180   Bulgaria Front Loaded Interest Reduction Bond
                 2.50%, 7/28/12.................................     6,429
      (c)300   Republic of Bulgaria Discount Bonds, Series A,
                 6.69%, 7/28/24.................................       214
                                                                  --------
                                                                     6,643
                                                                  --------
    CHILE (0.7%)
       1,725   ENDESA 7.75%, 7/15/08............................     1,651
                                                                  --------
    COLOMBIA (3.0%)
    (c)6,260   Republic of Colombia 12.24%, 8/13/05.............     5,791
    (c)7,000   Transtel S.A. 0.02%, 8/13/08.....................     1,099
                                                                  --------
                                                                     6,890
                                                                  --------
    ECUADOR (1.2%)
    (b)1,280   Conecel 14.00%, 5/1/02...........................       653
    (c)2,546   Government of Ecuador 3.25%, 2/27/15.............     1,041

                                                         -----------------------
                                                                    7
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                           WORLDWIDE HIGH INCOME FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1998
                                  (UNAUDITED)

        FACE
      AMOUNT                                                         VALUE
       (000)                                                         (000)
--------------------------------------------------------------------------

    ECUADOR (CONT.)

$   (c)1,730   Republic of Ecuador Discount Bond 6.625%,
                 2/28/25........................................  $    887
       (d)30   Republic of Ecuador Past Due Interest Bond, PIK,
                 0.00%, 2/27/15.................................        12
                                                                  --------
                                                                     2,593
                                                                  --------
    JAMAICA (0.7%)
      (b)300   Government of Jamaica 10.875%, 6/10/05...........       246
       2,000   Mechala Group Jamaica Ltd., Series B, 12.75%,
                 12/30/99.......................................     1,410
                                                                  --------
                                                                     1,656
                                                                  --------
    JORDAN (0.5%)
  (b,c)1,724   Government of Jordan 6.00%, 12/23/23.............     1,065
                                                                  --------
    MEXICO (9.9%)
       8,750   United Mexican States 9.875%, 1/15/07............     8,673
       2,760   United Mexican States 8.625%, 3/12/08............     2,584
      10,950   United Mexican States 11.375%, 9/15/16...........    11,388
                                                                  --------
                                                                    22,645
                                                                  --------
    PANAMA (0.8%)
       1,392   Republic of Panama, PIK, 4.00%, 7/17/16..........     1,044
       (d)17   Republic of Panama, PIK, 0.00%, 7/17/16..........        13
         900   Republic of Panama 8.875%, 9/30/27...............       851
                                                                  --------
                                                                     1,908
                                                                  --------
    PERU (1.0%)
  (b,d)3,950   Republic of Peru Front Loaded Interest Reduction
                 Bond 3.25%, 3/7/17.............................     2,255
       (d)40   Republic of Peru Front Loaded Interest Reduction
                 Bond 3.25%, 3/7/17.............................        23
                                                                  --------
                                                                     2,278
                                                                  --------
    PHILIPPINES (0.5%)
       1,300   Philippine Long Distance Telephone Co. 7.85%,
                 3/6/07.........................................     1,170
                                                                  --------
    RUSSIA (1.4%)
   (b)13,470   Russian Federation 11.00%, 7/24/18...............     3,300
                                                                  --------
    SOUTH AFRICA (0.6%)
   ZAR 8,000   National Financiera 17.00%, 2/26/99..............     1,283
                                                                  --------
    VENEZUELA (1.1%)
    (c)4,071   Republic of Venezuela Discount Bond, Series L,
                 5.94%, 12/18/07................................     2,590
                                                                  --------
  TOTAL FOREIGN GOVERNMENT & AGENCY OBLIGATIONS
    (COST $90,487)..............................................    83,808
                                                                  --------
LOAN AGREEMENTS (0.9%)
    GABON (0.9%)
    (c)4,012   Republic of Gabon Syndicated Loan, 6.69%, 4/1/04
                 (COST $3,286)..................................     2,106
                                                                  --------

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------

PREFERRED STOCKS (0.1%)
    UNITED STATES (0.1%)
$   (a)3,361   Concentric Network Corp., 13.50%.................  $    287
     (a,b)18   IXC Communications, Inc., PIK 9.50%..............        18
         257   Viatel, Inc. Series A............................         2
                                                                  --------
TOTAL PREFERRED STOCKS (COST $323)..............................       307
                                                                  --------

      NO. OF
       UNITS
------------
UNITS (0.5%)
  UNITED STATES (0.5%)
         885   AMSC Acquisition Co., Inc., Series B, 12.25%,
                 4/1/08.........................................       549
    (a,b)525   NSM Steel Ltd. 12.25%, 2/1/08....................        74
    (a,b)735   OnePoint Communications Corp., 14.50%, 6/1/08....       393
    (a,d)500   Viatel, Inc. 0.00%, 4/15/08......................       284
                                                                  --------
TOTAL UNITS (COST $2,433).......................................     1,300
                                                                  --------
      NO. OF
    WARRANTS
------------
WARRANTS (0.0%)
    UNITED STATES (0.0%)
    (a,b)885   American Mobile Satellite Corp.,
                 expiring 4/1/08................................        --
    (a,b)325   Concentric Network Corp.,
                 expiring 12/15/07..............................         5
  (b)332,374   NSM Steel Ltd., expiring 2/1/08..................        --
         735   OnePoint Communications, Inc.,
                 expiring 6/1/08................................        --
    (a)2,250   Wam!Net, Inc., expiring 3/1/05...................         2
                                                                  --------
TOTAL WARRANTS (COST $0)........................................         7
                                                                  --------
TOTAL FOREIGN & U.S. SECURITIES (97.5%) (COST $235,988).........   222,705
                                                                  --------

        FACE
      AMOUNT
       (000)
------------

SHORT-TERM INVESTMENT (1.2%)
  REPURCHASE AGREEMENT (1.2%)
$      2,672   Chase Securities, Inc., 4.45%, dated 12/31/98,
                 due 1/4/99, To be repurchased at $2,673,
                 collateralized by $1,610 U.S. Treasury Bonds,
                 11.25%, due 2/15/15, valued at $2,732
                 (COST $2,672)..................................  $  2,672
                                                                  --------
TOTAL INVESTMENTS (98.7%) (COST $238,660).......................   225,377
OTHER ASSETS IN EXCESS OF LIABILITIES (1.3%)....................     3,008
                                                                  --------
NET ASSETS (100%)...............................................  $228,385
                                                                  --------
                                                                  --------

---------------

(a)   --  Non-income producing security
(b)   --  144A Security - certain conditions for public sale may exist.
(c) -- Variable/floating rate security - rate disclosed is as of December 31, 1998.
(d) -- Step Bond - coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 1998. Maturity date disclosed is the ultimate maturity date.
ARP   --  Argentine Peso
CMO   --  Collateralized Mortgage Obligation
DEM   --  German Mark
IO    --  Interest Only
PIK   --  Payment-In-Kind. Income may be received in additional securities or cash at the discretion of the issuer.
ZAR   --  South African Rand

--------------
           8
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                           WORLDWIDE HIGH INCOME FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1998
                                  (UNAUDITED)

--------------------------------------------------------------------------------

FOREIGN CURRENCY EXCHANGE INFORMATION:

Under the terms of foreign currency contracts open at December 31, 1998, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

 CURRENCY                         IN EXCHANGE           NET UNREALIZED
TO DELIVER   VALUE   SETTLEMENT       FOR       VALUE    GAIN (LOSS)
  (000)      (000)      DATE         (000)      (000)       (000)
----------   ------  ----------   -----------   ------  --------------
 DEM 1,120   $  673   1/25/99       $  658      $  658       $(15)
  ECU  265      311   1/25/99       $  309         309         (2)
  DEM   95       57   1/27/99       $   57          57         --
 DEM 3,515    2,112   1/27/99       $2,118       2,118          6
  DEM  810      487    2/8/99       $  487         487         --
  DEM  625      376   2/22/99       $  376         376         --
 GBP 1,400    2,325    3/3/99       $2,301       2,301        (24)
             ------                             ------      -----
             $6,341                             $6,306       $(35)
             ------                             ------      -----
             ------                             ------      -----

--------------------------------------------------------------------------------

FUTURES CONTRACTS:

At December 31, 1998, the Portfolio had the following futures contracts open:

                           AGGREGATE                  UNREALIZED
                NUMBER OF  FACE VALUE  EXPIRATION   (DEPRECIATION)
SALES:          CONTRACTS    (000)        DATE           (000)
                ---------  ----------  ----------  -----------------
U.K. Long Gilt     15      GBP 1,786     Mar-99        $     (78)
                                                             ---
                                                             ---

---------------

DEM   --  German Mark
ECU   --  European Currency Unit
GBP   --  British Pound

--------------------------------------------------------------------------------

                  SUMMARY OF FOREIGN & U.S. EQUITY SECURITIES
                           BY INDUSTRY CLASSIFICATION

                                                                                          VALUE     PERCENT OF
INDUSTRY                                                                                  (000)     NET ASSETS
--------------------------------------------------------------------------------------  ---------  -------------
Foreign Government & Agency Obligations...............................................  $  83,808        36.7%
Telecommunications....................................................................     38,674        16.9
Multi-Industry........................................................................     21,374         9.3
Finance...............................................................................     16,511         7.2
Services..............................................................................     15,708         6.9
Eurobonds.............................................................................     12,007         5.3
Utilities.............................................................................      8,943         4.0
Materials.............................................................................      7,859         3.4
Technology............................................................................      4,214         1.8
Consumer Goods........................................................................      2,567         1.1
Energy................................................................................      2,333         1.0
Loan Agreements.......................................................................      2,106         0.9
Broadcast-Radio & Television..........................................................      1,779         0.8
Transportation........................................................................      1,029         0.5
Collateralized Mortgage Obligations & Asset Backed Securities.........................      3,793         1.7
                                                                                        ---------         ---
                                                                                        $ 222,705        97.5%
                                                                                        ---------         ---
                                                                                        ---------         ---

                                                         -----------------------
                                                                    9
    The accompanying notes are an integral part of the financial statements.

                     VAN KAMPEN WORLDWIDE HIGH INCOME FUND
                      STATEMENT OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------

                               DECEMBER 31, 1998
                                  (UNAUDITED)

                                           (000)
------------------------------------------------
ASSETS:
  Investments in Securities, at Value
    (Investments at Cost $238,660)     $ 225,377
  Cash                                       999
  Receivable for:
    Interest                               5,999
    Fund Shares Sold                         366
    Investments Sold                         221
    Variation of Futures Contracts            63
    Foreign Withholding Tax Reclaim           20
    Closed Forward Foreign Currency
     Contracts                                 9
  Deferred Organizational Costs                1
  Other                                        8
                                       ---------
    Total Assets                         233,063
                                       ---------
LIABILITIES:
  Payable for:
    Dividends Declared                     2,270
    Investments Purchased                  1,098
    Fund Shares Redeemed                     566
    Distribution Fees                        309
    Investment Advisory Fees                 149
    Custody Fees                              70
    Administrative Fees                       50
    Transfer Agent Fees                       49
    Shareholder Reporting Expenses            31
    Professional Fees                         29
    Directors' Fees and Expenses               8
    Filing and Registration Fees               5
  Net Unrealized Loss on Foreign
    Currency Exchange Contracts               35
  Other                                        9
                                       ---------
  Total Liabilities                        4,678
                                       ---------
  NET ASSETS                           $ 228,385
                                       ---------
                                       ---------
NET ASSETS CONSIST OF:
  Capital Stock at Par                 $      32
  Paid in Capital in Excess of Par       308,922
  Undistributed Net Investment Income        506
  Accumulated Net Realized Loss          (67,678)
  Unrealized Depreciation on
    Investments, Foreign Currency
    Translations and Futures             (13,397)
                                       ---------
NET ASSETS                             $ 228,385
                                       ---------
                                       ---------
CLASS A SHARES:
  Net Assets                           $  68,791
  Shares Issued and Outstanding
    ($.001 par value) (Authorized
    2,625,000,000)                         7,055
  Net Asset Value and Redemption
    Price Per Share (Based on Net
    Assets of $68,790,365 and
    7,055,297 Shares Outstanding)      $    9.75
                                       ---------
                                       ---------
  Maximum Sales Charge                     4.75%
  Maximum Offering Price Per Share
    (Net Asset Value Per Share x 100/
    (100 -- maximum sales charge))     $   10.24
                                       ---------
                                       ---------
CLASS B SHARES:
  Net Assets                           $ 113,224
  Shares Issued and Outstanding
    ($.001 par value) (Authorized
    2,625,000,000)                        11,648
  Net Asset Value and Offering Price
    Per Share (Based on Net Assets of
    $113,224,224 and 11,648,413
    Shares Outstanding)*               $    9.72
                                       ---------
                                       ---------
CLASS C SHARES:
  Net Assets                           $  46,370
  Shares Issued and Outstanding
    ($.001 par value) (Authorized
    2,625,000,000)                         4,768
  Net Asset Value and Offering Price
    Per Share (Based on Net Assets of
    $46,369,971 and 4,767,571 Shares
    Outstanding)*                      $    9.73
                                       ---------
                                       ---------

---------------

  *  Redemption price may be subject to a contingent deferred sales charge.

------------------
          10
    The accompanying notes are an integral part of the financial statements.

                     VAN KAMPEN WORLDWIDE HIGH INCOME FUND
                            STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------

                       SIX MONTHS ENDED DECEMBER 31, 1998
                                  (UNAUDITED)

                                           (000)
------------------------------------------------
INVESTMENT INCOME:
  Interest                             $  14,911
                                       ---------
EXPENSES:
  Distribution Fees
    Class A                                   97
    Class B                                  610
    Class C                                  251
  Investment Advisory Fees                   938
  Administrative Fees                        315
  Shareholder Reports                         73
  Custodian Fees                              64
  Transfer Agent Fees                         54
  Professional Fees                           40
  Filing and Registration Fees                38
  Directors' Fees and Expenses                 3
  Amortization of Organizational
    Costs                                      2
  Other                                       15
                                       ---------
   Net Expenses                            2,500
                                       ---------
Net Investment Income                     12,411
                                       ---------
NET REALIZED GAIN (LOSS) ON:
  Investments                            (68,442)
  Foreign Currency Transactions              (96)
  Futures                                    (95)
                                       ---------
  Net Realized Loss                      (68,633)
                                       ---------
CHANGE IN UNREALIZED
 APPRECIATION/DEPRECIATION ON:
  Investments                              1,560
  Foreign Currency Translations              (78)
  Futures                                   (186)
                                       ---------
    Change in Unrealized
     Appreciation/Depreciation             1,296
                                       ---------
Net Realized Loss and Change in
  Unrealized
  Appreciation/Depreciation              (67,337)
                                       ---------
NET DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                      $ (54,926)
                                       ---------
                                       ---------

                                                         -----------------------
                                                                    11
    The accompanying notes are an integral part of the financial statements.

                     VAN KAMPEN WORLDWIDE HIGH INCOME FUND
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                     SIX MONTHS ENDED
                                                    DECEMBER 31, 1998     YEAR ENDED
                                                          (UNAUDITED)  JUNE 30, 1998
                                                                (000)          (000)
------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
  Net Investment Income                             $          12,411  $      19,591
  Net Realized (Gain) Loss                                    (68,633)        12,018
  Change in Unrealized Appreciation /Depreciation               1,296        (28,435)
                                                    -----------------  -------------
  Net Increase (Decrease) in Net Assets Resulting
    from Operations                                           (54,926)         3,174
                                                    -----------------  -------------
DISTRIBUTIONS:
  Net Investment Income:
  Class A                                                      (4,182)        (6,930)
  Class B                                                      (6,024)        (8,313)
  Class C                                                      (2,480)        (3,852)
                                                    -----------------  -------------
                                                              (12,686)       (19,095)
                                                    -----------------  -------------
  Net Realized Gain:
  Class A                                                         (42)        (6,907)
  Class B                                                         (70)        (8,787)
  Class C                                                         (29)        (4,230)
                                                    -----------------  -------------
                                                                 (141)       (19,924)
                                                    -----------------  -------------
  Net Decrease in Net Assets Resulting from
    Distributions                                             (12,827)       (39,019)
                                                    -----------------  -------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                   62,801        226,529
  Distributions Reinvested                                      7,340         25,615
  Redeemed                                                    (72,180)      (114,610)
                                                    -----------------  -------------
  Net Increase (Decrease) in Net Assets Resulting
    from Capital Share Transactions                            (2,039)       137,534
                                                    -----------------  -------------
  Total Increase (Decrease) in Net Assets                     (69,792)       101,689
NET ASSETS--Beginning of Period                               298,177        196,488
                                                    -----------------  -------------
NET ASSETS--End of Period (Including undistributed
  net investment income of $506 and $781,
  respectively)                                     $         228,385  $     298,177
                                                    -----------------  -------------
                                                    -----------------  -------------
------------------------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
   ---------------------
   Shares:
     Subscribed                                                 2,613          6,811
     Distributions Reinvested                                     263            743
     Redeemed                                                  (3,168)        (5,569)
                                                    -----------------  -------------
   Net Increase (Decrease) in Class A Shares
     Outstanding                                                 (292)         1,985
                                                    -----------------  -------------
                                                    -----------------  -------------
   Dollars:
     Subscribed                                     $          28,100  $      93,959
     Distributions Reinvested                                   2,691          9,850
     Redeemed                                                 (32,099)       (77,161)
                                                    -----------------  -------------
   Net Increase (Decrease)                          $          (1,308) $      26,648
                                                    -----------------  -------------
                                                    -----------------  -------------
   Ending Paid in Capital                           $          91,584  $      92,892
                                                    -----------------  -------------
                                                    -----------------  -------------
   Class B:
   ---------------------
   Shares:
     Subscribed                                                 2,153          7,464
     Distributions Reinvested                                     314            770
     Redeemed                                                  (2,629)        (1,939)
                                                    -----------------  -------------
   Net Increase (Decrease) in Class B Shares
     Outstanding                                                 (162)         6,295
                                                    -----------------  -------------
                                                    -----------------  -------------
   Dollars:
     Subscribed                                     $          22,742  $     101,066
     Distributions Reinvested                                   3,193         10,086
     Redeemed                                                 (26,443)       (26,325)
                                                    -----------------  -------------
   Net Increase (Decrease)                          $            (508) $      84,827
                                                    -----------------  -------------
                                                    -----------------  -------------
   Ending Paid in Capital                           $         155,584  $     156,092
                                                    -----------------  -------------
                                                    -----------------  -------------
   Class C:
   ---------------------
   Shares:
     Subscribed                                                 1,148          2,312
     Distributions Reinvested                                     142            432
     Redeemed                                                  (1,376)          (825)
                                                    -----------------  -------------
   Net Increase (Decrease) in Class C Shares
     Outstanding                                                  (86)         1,919
                                                    -----------------  -------------
                                                    -----------------  -------------
   Dollars:
     Subscribed                                     $          11,959  $      31,504
     Distributions Reinvested                                   1,456          5,679
     Redeemed                                                 (13,638)       (11,124)
                                                    -----------------  -------------
   Net Increase (Decrease)                          $            (223) $      26,059
                                                    -----------------  -------------
                                                    -----------------  -------------
   Ending Paid in Capital                           $          61,786  $      62,009
                                                    -----------------  -------------
                                                    -----------------  -------------
------------------------------------------------------------------------------------

--------------
          12
    The accompanying notes are an integral part of the financial statements.

                     VAN KAMPEN WORLDWIDE HIGH INCOME FUND
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                                        CLASS A
                                          --------------------------------------------------------------------
                                              SIX MONTHS ENDED                 YEAR ENDED JUNE 30,
                                             DECEMBER 31, 1998     -------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                 (UNAUDITED)       1998#        1997        1996        1995
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $              12.46     $ 14.26     $ 12.47     $ 11.57     $ 12.17
                                                       -------     -------     -------     -------     -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                   0.53        1.15        1.25        1.36        1.26
  Net Realized and Unrealized Gain
    (Loss)                                               (2.67)      (0.67)       2.30        0.80       (0.52)
                                                       -------     -------     -------     -------     -------
  Total From Investment Operations                       (2.14)       0.48        3.55        2.16        0.74
                                                       -------     -------     -------     -------     -------
DISTRIBUTIONS
  Net Investment Income                                  (0.56)      (1.09)      (1.25)      (1.26)      (1.22)
  Net Realized Gain                                      (0.01)      (1.19)      (0.51)         --       (0.12)
                                                       -------     -------     -------     -------     -------
  Total Distributions                                    (0.57)      (2.28)      (1.76)      (1.26)      (1.34)
                                                       -------     -------     -------     -------     -------
NET ASSET VALUE, END OF PERIOD            $               9.75     $ 12.46     $ 14.26     $ 12.47     $ 11.57
                                                       -------     -------     -------     -------     -------
                                                       -------     -------     -------     -------     -------
TOTAL RETURN (1)                                        (17.18)%      3.40%      30.29%      19.61%       6.87%
                                                       -------     -------     -------     -------     -------
                                                       -------     -------     -------     -------     -------
RATIOS AND SUPPLEMENTAL DATA
Net assets, End of Period (000's)         $             68,791     $91,579     $76,439     $41,493     $14,819
Ratio of Expenses to Average Net
  Assets                                                  1.48%**     1.45%       1.52%       1.55%       1.55%
Ratio of Net Investment Income to
  Average Net Assets                                     10.45%**     8.36%       9.73%      11.95%      11.53%
Portfolio Turnover Rate                                     66%        156%        157%        220%        178%
--------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Income                                $                 --     $    --     $    --     $  0.02     $  0.05
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                            --          --          --        1.69%       1.97%
  Net Invesment Income to Average Net
    Assets                                                  --          --          --       11.81%      11.11%
--------------------------------------------------------------------------------------------------------------

                                                                                            CLASS B
                                                                                            YEAR ENDED
                                          APRIL 21, 1994*         SIX MONTHS ENDED           JUNE 30,              AUGUST 1, 1995+

                                              TO JUNE 30,        DECEMBER 31, 1998     --------------------            TO JUNE 30,

SELECTED PER SHARE DATA AND RATIOS                   1994              (UNAUDITED)        1998#        1997                   1996

-------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD   $            12.00     $              12.40     $  14.20     $ 12.44     $            11.63

                                                   ------               ----------     --------     -------                -------

INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                              0.18                     0.50         1.04        1.07                   1.18

  Net Realized and Unrealized Gain
    (Loss)                                           0.16                    (2.66)       (0.65)       2.35                   0.72

                                                   ------               ----------     --------     -------                -------

  Total From Investment Operations                   0.34                    (2.16)        0.39        3.42                   1.90

                                                   ------               ----------     --------     -------                -------

DISTRIBUTIONS
  Net Investment Income                             (0.17)                   (0.51)       (1.00)      (1.15)                 (1.09)

  Net Realized Gain                                    --                    (0.01)       (1.19)      (0.51)                    --

                                                   ------               ----------     --------     -------                -------

  Total Distributions                               (0.17)                   (0.52)       (2.19)      (1.66)                 (1.09)

                                                   ------               ----------     --------     -------                -------

NET ASSET VALUE, END OF PERIOD         $            12.17     $               9.72     $  12.40     $ 14.20     $            12.44

                                                   ------               ----------     --------     -------                -------

                                                   ------               ----------     --------     -------                -------

TOTAL RETURN (1)                                     2.86%                  (17.42)%       2.63%      29.14%                 17.07%

                                                   ------               ----------     --------     -------                -------

                                                   ------               ----------     --------     -------                -------

RATIOS AND SUPPLEMENTAL DATA
Net assets, End of Period (000's)      $            6,857     $            113,224     $146,401     $78,340     $           26,174

Ratio of Expenses to Average Net
  Assets                                             1.55%**                  2.23%**      2.20%       2.27%                  2.30%*
*
Ratio of Net Investment Income to
  Average Net Assets                                 8.29%**                  9.70%**      7.64%       8.86%                 12.06%*
*
Portfolio Turnover Rate                                19%                      66%         156%        157%                   220%

--------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Income                             $             0.02     $                 --     $     --     $    --     $             0.02

Ratios Before Expense Limitation:
  Expenses to Average Net Assets                     3.23%**                    --           --          --                   2.47%*
*
  Net Invesment Income to Average Net
    Assets                                           6.61%**                    --           --          --                  11.89%*
*
--------------------------------------------------------------------------------------------------------------

                                                                        CLASS C
                                          --------------------------------------------------------------------
                                              SIX MONTHS ENDED                 YEAR ENDED JUNE 30,
                                             DECEMBER 31, 1998     -------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                 (UNAUDITED)       1998#        1997        1996        1995
--------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS
NET ASSET VALUE, BEGINNING OF PERIOD      $              12.40     $ 14.21     $ 12.45     $ 11.58     $ 12.16
                                                       -------     -------     -------     -------     -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                   0.50        1.04        1.16        1.30        1.17
  Net Realized and Unrealized Gain
    (Loss)                                               (2.65)      (0.66)       2.26        0.77       (0.50)
                                                       -------     -------     -------     -------     -------
  Total From Investment Operations                       (2.15)       0.38        3.42        2.07        0.67
                                                       -------     -------     -------     -------     -------
DISTRIBUTIONS
  Net Investment Income                                  (0.51)      (1.00)      (1.15)      (1.20)      (1.13)
  Net Realized Gain                                      (0.01)      (1.19)      (0.51)         --       (0.12)
                                                       -------     -------     -------     -------     -------
  Total Distributions                                    (0.52)      (2.19)      (1.66)      (1.20)      (1.25)
                                                       -------     -------     -------     -------     -------
NET ASSET VALUE, END OF PERIOD            $               9.73     $ 12.40     $ 14.21     $ 12.45     $ 11.58
                                                       -------     -------     -------     -------     -------
                                                       -------     -------     -------     -------     -------
TOTAL RETURN (1)                                        (17.34)%      2.55%      29.12%      18.71%       6.20%
                                                       -------     -------     -------     -------     -------
                                                       -------     -------     -------     -------     -------
RATIOS AND SUPPLEMENTAL DATA
Net assets, End of Period (000's)         $             46,370     $60,197     $41,709     $28,094     $11,880
Ratio of Expenses to Average Net
  Assets                                                  2.23%**     2.20%       2.27%       2.30%       2.30%
Ratio of Net Investment Income to
  Average Net Assets                                      9.71%**     7.62%       9.04%      11.40%      10.72%
Portfolio Turnover Rate                                     66%        156%        157%        220%        178%
--------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Income                                $                 --     $    --     $    --     $  0.04     $  0.05
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                            --          --          --        2.44%       2.74%
  Net Invesment Income to Average Net
    Assets                                                  --          --          --       11.26%      10.28%


                                          APRIL 21, 1994* TO
SELECTED PER SHARE DATA AND RATIOS             JUNE 30, 1994
-------------------------------------
SELECTED PER SHARE DATA AND RATIOS
NET ASSET VALUE, BEGINNING OF PERIOD   $               12.00
                                                      ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                 0.17
  Net Realized and Unrealized Gain
    (Loss)                                              0.15
                                                      ------
  Total From Investment Operations                      0.32
                                                      ------
DISTRIBUTIONS
  Net Investment Income                                (0.16)
  Net Realized Gain                                       --
                                                      ------
  Total Distributions                                  (0.16)
                                                      ------
NET ASSET VALUE, END OF PERIOD         $               12.16
                                                      ------
                                                      ------
TOTAL RETURN (1)                                        2.62%
                                                      ------
                                                      ------
RATIOS AND SUPPLEMENTAL DATA
Net assets, End of Period (000's)      $               6,081
Ratio of Expenses to Average Net
  Assets                                                2.30%**
Ratio of Net Investment Income to
  Average Net Assets                                    7.54%**
Portfolio Turnover Rate                                   19%
--------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Income                             $                0.06
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                        4.00%**
  Net Invesment Income to Average Net
    Assets                                              5.84%**

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Annualized
  +  The Fund began offering Class B shares on August 1, 1995.
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total return for periods of less than one year are not annualized.
  # Net investment income and capital changes per share are based upon monthly average shares outstanding.

                                                         -----------------------
                                                                    13
    The accompanying notes are an integral part of the financial statements.

                     VAN KAMPEN WORLDWIDE HIGH INCOME FUND
                         NOTES TO FINANCIAL STATEMENTS
                         DECEMBER 31, 1998 (UNAUDITED)

--------------------------------------------------------------------------------

The Van Kampen Worldwide High Income Fund (the "Fund") is organized as a Maryland Corporation and is registered under the Investment Company Act of 1940, as amended. The Fund is a portfolio of the Van Kampen Series Fund, Inc. The Fund commenced operations on April 21, 1994.

The Fund currently offers three classes of shares, Class A, Class B, and Class C Shares. Class A shares are sold with a front-end sales charge of up to 4.75%. For certain purchases of Class A shares, the front-end sales charge may be waived and a contingent deferred sales charge of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B shares are sold with a contingent deferred sales charge on redemptions made within 5 years of purchase which declines annually from 5% for redemptions made in year one, down to 1.50% in year five. The contingent deferred sales charge is based on the lesser of the current market value of the shares redeemed or the total cost of such shares. Class B shares will automatically convert to Class A shares after the eighth year following purchase. Class C shares are sold with a contingent deferred sales charge of 1% for shares that are redeemed within one year of purchase, based on the lesser of the current market value of the shares redeemed or the total cost of such shares. All three classes of shares have identical voting, dividend, liquidation and other rights. The Fund began offering the current Class B shares on August 1, 1995. Class B shares held prior to May 1, 1995 were renamed Class C shares.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service which takes into account institutional size trading in similar groups of securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

At December 31, 1998, approximately 84% of the net assets of the Worldwide High Income Fund consisted of high yield securities rated below investment grade. Investments in high yield securities are accompanied by a greater degree of credit risk and the risk tends to be more sensitive to economic conditions than higher rated securities. Certain securities may be valued on the basis of bid prices provided by one principal market maker.

2. TAXES: It is the Fund's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

    - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

    - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end.

-----------------------
          14

                     VAN KAMPEN WORLDWIDE HIGH INCOME FUND
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                         DECEMBER 31, 1998 (UNAUDITED)

--------------------------------------------------------------------------------

Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments are included in the reported net realized and unrealized gains (losses) on investments. However, pursuant to U.S. Federal income tax regulations, the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities is treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Assets and Liabilities. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

The net assets of the Fund may include issuers located in emerging markets. There will be certain considerations and risks of these investments not typically associated with investments in the United States. Changes in currency exchange rates will affect the value of and investment income from such securities. The smaller size of the markets themselves, lesser liquidity and greater volatility contribute to risks in valuation as compared with the U.S. securities markets. Also there is often substantially less publicly available information about these issuers. Emerging markets may be subject to a greater degree of governmental involvement in the economy and greater economic and political uncertainty. Accordingly the price which the Fund realizes upon the sale of securities in such markets may not be equal to its value as presented in the financial statements.

Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investment in domestic companies may be subject to limitations in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign" shares' market values may vary.

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss on foreign currency translation. The Fund records realized gains or losses on foreign translation when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts but is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. ORGANIZATIONAL COSTS: The organizational costs of the Fund are being amortized on a straight line basis over a period of five years beginning with the Fund's commencement of operations. Van Kampen Investments Inc. has agreed that in the event any of its initial shares in the Fund at its inception are redeemed, the proceeds on redemption will be reduced by the pro-rata portion of any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the initial shares held at the same time of redemption.

7. FUTURES CONTRACTS: The Fund may purchase and sell futures contracts. Future contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, instrument or basket of instruments. Futures contracts (secured by cash and securities deposited with brokers as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gains or losses in the Statement of Operations.

The Fund may use futures contracts in order to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contracts involve market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Risks arise from the possible movements in security values underlying these instruments applied to the notional value of the contract. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in

                                                              ------------------
                                                                    15

                     VAN KAMPEN WORLDWIDE HIGH INCOME FUND
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                         DECEMBER 31, 1998 (UNAUDITED)

--------------------------------------------------------------------------------

value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

8. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Distributions from the Fund are recorded on the ex-distribution date.

The amount and the character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatment for foreign currency transactions, net operating losses, foreign taxes on net realized gains, deductibility of interest expense on short sales and gains on certain securities of corporations designated as "passive foreign investment companies."

Permanent book and tax basis differences relating to shareholder distributions may result in reclassification among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

Permanent book and tax basis differences, if any, are not included in ending undistributed (distributions in excess of) net investment income for the purpose of presenting net investment income (loss) per share in the Financial Highlights.

B. ADVISER: Van Kampen Investment Advisory Corp., (the "Adviser") a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.), Morgan Stanley Dean Witter Investment Management Inc. ("MSDWIM" or a "Sub-Adviser") and Miller Anderson & Sherrerd LLP, wholly owned subsidiaries of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets as indicated below. The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                 CLASS B
                 CLASS A       AND CLASS C
              MAX. OPERATING  MAX. OPERATING
ADVISORY FEE  EXPENSE RATIO   EXPENSE RATIO
------------  --------------  --------------
   0.75%          1.55%           2.30%

C. ADMINISTRATOR: Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund. Transfer Agency services are provided to the Fund by Van Kampen Investor Services Inc., an affiliate of the Adviser.

D. DISTRIBUTOR: Van Kampen Funds Inc. the ("Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Fund a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A shares and up to 1.00%, on an annualized basis, of the average daily net assets attributable to the Class B and Class C shares of the Fund.

The Distributor may receive a front end sales charge for purchases of Class A shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B and Class C shares of the Fund redeemed within one to five years following such purchase. For the six months ended December 31, 1998, the Distributor has advised the Fund that it earned initial sales charges of $40,016 for Class A shares and deferred sales charges of $9,653, $351,372 and $13,849 for Class A shares, Class B shares and Class C shares, respectively.

E. CUSTODIAN: The Chase Manhattan Bank and its affiliates serve as custodian for the Fund. Prior to October 1, 1998, the Fund's assets held outside the United States were held by Morgan Stanley Trust Company ("MSTC"), a former affiliate of the Sub-Advisers. Custody fees are payable monthly based on assets held in custody, investment purchase and sales activity, an account maintenance fee, plus reimbursement for certain out-of-pocket expenses. Through September 30, 1998, the Fund incurred MSTC fees of approximately $7,000. On October 1, 1998, the Chase Manhattan Bank purchased MSTC.

F. DIRECTORS' FEES: The Fund provides deferred compensation and retirement plans for its Directors who are not officers of Van Kampen. Under the deferred compensation plan, Directors may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each Director's years of service to the Fund.

G. PURCHASES AND SALES: For the six months ended December 31, 1998, the Fund made purchases of

-----------------------
          16

                     VAN KAMPEN WORLDWIDE HIGH INCOME FUND
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                         DECEMBER 31, 1998 (UNAUDITED)

--------------------------------------------------------------------------------

approximately $163,380,000 and sales of approximately $153,587,000 of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities.

H. OTHER: At December 31, 1998, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Fund was:

                                         NET
   COST      APPREC.     DEPREC.    (DEPRECIATION)
  (000)       (000)       (000)         (000)
----------  ---------  -----------  -------------
 $238,660    $5,440     $(18,723)     $(13,283)

                                                              ------------------

                                VAN KAMPEN FUNDS

--------------------------------------------------------------------------------

EQUITY FUNDS
DOMESTIC

 Aggressive Equity

 Aggressive Growth

 American Value

 Comstock

 Emerging Growth

 Enterprise

 Equity Growth

 Equity Income

 Growth

 Growth and Income

 Harbor

 Pace

 Real Estate Securities

 Utility

 Value

INTERNATIONAL/GLOBAL

 Asian Growth

 Emerging Markets

 European Equity

 Global Equity

 Global Equity Allocation

 Global Franchise

 Global Managed Assets

 International Magnum

 Latin American

FIXED-INCOME FUNDS
INCOME

 Corporate Bond

 Global Fixed Income

 Global Government Securities

 Government Securities

 High Income Corporate Bond

 High Yield

 High Yield & Total Return

 Limited Maturity Government

 Short-Term Global Income

 Strategic Income

 U.S. Government

 U.S. Government Trust for Income

 Worldwide High Income

TAX EXEMPT INCOME

 California Insured Tax Free

 Florida Insured Tax Free Income

 High Yield Municipal

 Insured Tax Free Income

 Intermediate Term Municipal Income

 Municipal Income

 New York Tax Free Income

 Pennsylvania Tax Free Income

 Tax Free High Income

CAPITAL PRESERVATION

 Reserve

 Tax Free Money

SENIOR LOAN FUNDS

 Prime Rate Income Trust

 Senior Floating Rate

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund
prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at WWW.VANKAMPEN.COM -- to view a prospectus, select
   DOWNLOAD A PROSPECTUS

-  call us at 1-800-341-2911 weekdays
   from 7:00 a.m. to 7:00 p.m. Central time
   (Telecommunications Device for the Deaf
   users, call 1-800-421-2833)

-  e-mail us by visiting WWW.VANKAMPEN.COM
   and selecting CONTACT US

                         YEAR 2000 READINESS DISCLOSURE
Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest that, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.

                                VAN KAMPEN FUNDS

--------------------------------------------------------------------------------

DIRECTORS

Wayne W. Whalen
CHAIRMAN OF THE BOARD
 Partner, Skadden, Arps, Slate, Meagher & Flom
 (Illinois)

J. Miles Branagan
 Private Investor; Formerly Chairman, Chief Executive Officer and President, MDT Corporation

Richard M. DeMartini
 President and Chief Operating Officer, Individual Asset
 Management Group, a division of Morgan Stanley Dean Witter & Co.

Linda Hutton Heagy
 Co-Managing Partner of Heldrick & Struggles

R. Craig Kennedy
 President and Director, German Marshall Fund of the United States

Jack E. Nelson
 President, Nelson Investment Planning Services, Inc.

Don G. Powell
 Chairman and Director,
 Van Kampen Investments Inc.

Phillip B. Rooney
 Vice Chairman and Director of The Servicemaster Company

Fernando Sisto
 Professor Emeritus Stevens Institute of Technology;
 Director, Dynalysis of Princeton

Paul G. Yovovich
 Private Investor

INVESTMENT ADVISER AND ADMINISTRATOR

Van Kampen Investment Advisory Corp.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181

INVESTMENT SUB ADVISERS

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

Miller Anderson & Sherrerd, LLP
One Tower Bridge
West Conshohocken, Pennsylvania 19428

DISTRIBUTOR

Van Kampen Funds Inc.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181

CUSTODIANS

The Chase Manhattan Bank
One Pierrepont Plaza
Brooklyn, New York 11210

The Chase Manhattan Bank
3 MetroTech Center
Brooklyn, New York 11245

OFFICERS

Dennis J. McDonnell
PRESIDENT

John L. Sullivan
VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND TREASURER

Curtis W. Morell
VICE PRESIDENT AND CHIEF ACCOUNTING OFFICER

Peter W. Hegel
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Paul R. Wolkenberg
VICE PRESIDENT

Edward C. Wood III
VICE PRESIDENT

Tanya M. Loden
CONTROLLER

DIVIDEND DISBURSING AND TRANSFER AGENT

Van Kampen Investor Services Inc.
P.O. Box 418256
Kansas City, Missouri 64141

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom (Illinois)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
200 E. Randolph St.
Chicago, Illinois 60601

--------------------------------------------------------------------------------

FOR INFORMATION ON HOW TO INVEST, PLEASE CONTACT YOUR ACCOUNT REPRESENTATIVE OR THE FUND AT (800) 341-2911.

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY PROSPECTUSES OF THE VAN KAMPEN FUNDS INC. WHICH DESCRIBES IN DETAIL EACH OF THE INVESTMENT FUNDS' INVESTMENT POLICIES, FEES, AND EXPENSES. PLEASE READ THE PROSPECTUSES CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

--------------------------------------------------------------------------------

NOTES:

            1 Parkview Plaza n P.O. Box 5555 n Oakbrook Terrace, IL
                         60181-5555 n www.vankampen.com

                                              -C- Van Kampen Funds Inc. 1999